UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2009

PHASE FORWARD INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50839	04-3386549
(Commission File Number)	(IRS Employer Identification No.)

77 Fourth Avenue, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 703-1122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 5, 2009, Phase Forward Incorporated (the “Company”) announced its financial results for the three month period and year ended December 31, 2008.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Rodger Weismann, the Company’s Senior Vice President and Chief Financial Officer, has notified the Company that he intends to retire on June 1, 2009.  Effective upon Mr. Weismann’s retirement, the Company intends to appoint Christopher Menard, currently the Company’s Vice President of Finance, to succeed Mr. Weismann as Chief Financial Officer at that time.

Since November 2006, Mr. Menard, 34, has served as the Company’s Vice President of Finance. Prior to that, Mr. Menard served as the Company’s Director of Finance and Accounting from 2004 to 2006 and as the Director of Finance from 2001 to 2004.  Prior to his employment with the Company, Mr. Menard was Director of Finance and Accounting at Clinsoft Corporation, which was acquired by the Company in 2001.  Mr. Menard received a Bachelor of Science degree in Business Administration from Babson College and an MBA from Boston College.

Mr. Menard’s compensation arrangements with respect to his prospective appointment have not been determined.

Item 7.01	Regulation FD Disclosure.

On February 5, 2009, the Company issued a press release announcing Mr. Weismann’s retirement, a copy of which is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release issued by the Company on February 5, 2009, announcing results for the three month period and year ended December 31, 2008, furnished herewith.
99.2	Press Release issued by the Company on February 5, 2009, announcing the retirement of Rodger Weismann, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Phase Forward Incorporated

February 5, 2009	By:	/s/ Rodger Weismann
Rodger Weismann
Senior Vice President and Chief Financial Officer
(Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the Company on February 5, 2009, announcing results for the three month period and year ended December 31, 2008, furnished herewith.
99.2	Press Release issued by the Company on February 5, 2009, announcing the retirement of Rodger Weismann, furnished herewith.